SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 27, 2001

                            EXTEN INDUSTRIES, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
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                (State or other jurisdiction of incorporation)

            0-16354                                      52-1412493
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    (Commission File Number)                  (IRS Employer Identification No.)

             9620 Chesapeake Drive, Suite 201
                  San Diego, California                  92123-1324
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         (Address of principal executive offices)        (Zip Code)

                                (858) 496-0173
                            ----------------------
             (Registrant's telephone number, including area code)

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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    (i) On May 1, 2001, EXTEN Industries, Inc. (the "Registrant") engaged the accounting firm of Swenson Advisors, LLP as its independent certifying accountants for the remainder of the fiscal year ending November 30, 2001.

   (ii) On April 27, 2001, the Registrant notified Hutchinson and Bloodgood, LLP of their dismissal. Hutchinson and Bloodgood, LLP was the independent certifying accountant previously engaged to audit the Registrant's financial statements for the period ended November 30, 2000.

  (iii) The Registrant's engagement of Swenson Advisors, LLP and the dismissal of Hutchinson and Bloodgood, LLP were recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

   (iv) During the two fiscal years ended November 30, 1999 and November 30, 2000 and through the subsequent interim period ending April 30, 2001, there were no disagreements with Hutchinson and Bloodgood, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hutchinson and Bloodgood, LLP would have caused that firm to make reference to the subject matter of the disagreement in connection with either of its reports on the financial statements of the Registrant for such years.

    (v) During the two fiscal years ended November 30, 1999 and November 30, 2000 and through the subsequent interim period ending April 30, 2001, in accordance with Rule 304 (a) (1) (iv) and in conjunction with the audit of the Registrant's financial statements for the fiscal year ended November 30, 2000 and in conjunction with the review of the Registrant's financial statements for the quarter ended February 28, 2001, there were no reportable events.

   (vi) The Registrant has authorized Hutchinson and Bloodgood, LLP to respond fully to all inquiries of Swenson Advisors, LLP.

  (vii) Hutchinson and Bloodgood, LLP reports on the financial statements as of and for the years ended November 30, 1999 and November 30, 2000 contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to uncertainty, audit scope or accounting principles, but did contain qualifications as to the Registrant's ability to continue as a going concern.

 (viii) The Registrant has provided Hutchinson and Bloodgood, LLP with a copy of the disclosures being made in this form 8-k and has requested that Hutchinson and Bloodgood, LLP furnish a letter to the Registrant addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Hutchinson and Bloodgood, LLP letter to the Securities and Exchange Commission, dated May 1, 2001 is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)         EXHIBITS.

            EXHIBIT NO.   DESCRIPTION

               16.1 Letter from Hutchinson and Bloodgood, LLP to the Securities and Exchange Commission dated May 1, 2001.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EXTEN INDUSTRIES, INC.


Date:  5/4/01                          /s/  W. Gerald Newmin,
                                       Chairman and Chief Executive Officer


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